UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606

(Address of principal executive office)

Mark D. Nerud

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end: December 31

Date of Reporting Period: July 1, 2011 – September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

Montgomery Street Income Securities, Inc. (the “Fund”)

Investment Portfolio	as of September 30, 2011(Unaudited)

	Principal Amount ($)	Value ($)
Corporate Bonds 70.0%
Consumer Discretionary 2.3%
Aviation Capital Group, 7.13%, 10/15/20 (a)	600,000	594,684
COX Communications Inc., 6.25%, 06/01/18 (a)	263,000	310,246
CSC Holdings Inc., 8.63%, 02/15/19	2,000,000	2,195,000
NBCUniversal Media LLC, 2.88%, 04/01/16 (a)	300,000	305,414
Reynolds Group Inc., 7.13%, 04/15/19 (a)	300,000	279,000
TCI Communications Inc., 8.75%, 08/01/15	35,000	42,670
Time Warner Cable Inc., 8.25%, 04/01/19	290,000	363,145

		4,090,159
Consumer Staples 3.7%
Altria Group Inc., 9.70%, 11/10/18	3,000,000	3,975,573
Altria Group Inc., 9.25%, 08/06/19	500,000	655,402
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19	360,000	467,528
Kraft Foods Inc., 5.38%, 02/10/20	512,000	579,441
Wesfarmers Ltd., 2.98%, 05/18/16 (a)	900,000	911,054

		6,588,998
Energy 11.6%
Anadarko Petroleum Corp., 6.45%, 09/15/36	800,000	846,231
BP Capital Markets Plc, 2.75%, 02/27/12	16,000	16,142
BP Capital Markets Plc, 3.13%, 03/10/12	38,000	38,352
BP Capital Markets Plc, 3.75%, 06/17/13	24,000	24,789
BP Capital Markets Plc, 3.63%, 05/08/14	521,000	546,886
BP Capital Markets Plc, 3.13%, 10/01/15	800,000	826,624
Coffeyville Resources LLC, 9.00%, 04/01/15 (a)	1,011,000	1,061,550
Energy Transfer Partners LP, 8.50%, 04/15/14	200,000	226,927
Energy Transfer Partners LP, 9.70%, 03/15/19	500,000	618,971
Energy Transfer Partners LP, 9.00%, 04/15/19	800,000	963,667

	Principal Amount ($)	Value ($)
Gazprom OAO, 9.25%, 04/23/19 (a)	300,000	348,000
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (a)	400,000	449,471
NGPL PipeCo LLC, 6.51%, 12/15/12 (a)	2,475,000	2,576,037
NGPL PipeCo LLC, 7.12%, 12/15/17 (a)	800,000	843,622
Novatek Finance Ltd., 5.33%, 02/03/16 (a)	1,000,000	977,500
Novatek Finance Ltd., 6.60%, 02/03/21 (a)	800,000	771,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/21 (a)	1,700,000	1,683,000
Petrobras International Finance Co., 7.88%, 03/15/19	860,000	997,600
Pioneer Natural Resources Co., 7.20%, 01/15/28	200,000	213,907
Pride International Inc., 6.88%, 08/15/20	500,000	576,942
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20	921,700	994,330
Rockies Express Pipeline LLC, 6.25%, 07/15/13 (a)	3,000,000	3,192,510
Rockies Express Pipeline LLC, 5.63%, 04/15/20 (a)	1,000,000	949,772
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	290,353
Transocean Inc., 6.50%, 11/15/20	500,000	545,599

		20,579,782
Financials 41.4%
Abbey National Treasury Services Plc, 1.83%, 04/25/14 (b)	800,000	762,181
ABN AMRO Holding NA, 6.52% (callable at 100 beginning 11/08/12) (a) (c) (d)	1,000,000	740,000
American Express Co., 6.15%, 08/28/17	1,000,000	1,143,035
American Express Credit Corp., 7.30%, 08/20/13	700,000	766,230
American International Group Inc., 4.95%, 03/20/12	3,000,000	3,015,000

See accompanying notes to the Investment Portfolio.

	Principal Amount ($)	Value ($)
American International Group Inc., 8.25%, 08/15/18	500,000	554,223
Asciano Finance Ltd., 5.00%, 04/07/18 (a)	300,000	306,744
Australia & New Zealand Banking Group Ltd., 5.10%, 01/13/20 (a)	400,000	423,250
BAC Capital Trust XI, 6.63%, 05/23/36	120,000	90,264
Banco Bradesco SA, 2.39%, 05/16/14 (a) (b)	500,000	485,656
Banco do Brasil SA, 6.00%, 01/22/20 (a)	500,000	535,000
Banco Santander Brasil SA, 4.50%, 04/06/15 (a)	100,000	96,000
Banco Santander Brasil SA, 4.50%, 04/06/15	300,000	288,000
Banco Santander Chile, 1.50%, 04/20/12 (a) (b)	900,000	900,632
Banco Santander Chile, 3.75%, 09/22/15 (a)	500,000	497,845
Banco Votorantim SA, 5.25%, 02/11/16 (a)	400,000	395,000
Banque PSA Finance, 2.27%, 04/04/14 (a) (b)	300,000	282,850
Barclays Bank Plc, 7.43% (callable at 100 beginning 12/15/17) (a) (c) (d)	200,000	164,000
Barclays Bank Plc, 5.00%, 09/22/16	400,000	400,898
Barclays Bank Plc, 10.18%, 06/12/21 (a)	1,400,000	1,481,312
BBVA Bancomer SA, 4.50%, 03/10/16 (a)	500,000	465,000
BBVA Bancomer SA, 6.50%, 03/10/21 (a)	400,000	369,000
BNP Paribas, 7.78% (callable at 100 beginning 07/02/18) (c) (d), EUR	500,000	536,233
BPCE SA, 2.02%, 02/07/14 (a) (b)	700,000	662,420
Braskem Finance Ltd., 5.75%, 04/15/21 (a)	400,000	365,040
Capital One Capital V, 10.25%, 08/15/39	1,000,000	1,015,000
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (a) (c) (d)	200,000	186,780
Citigroup Inc., 6.01%, 01/15/15	2,200,000	2,338,125
Citigroup Inc., 8.50%, 05/22/19	1,235,000	1,491,658
Commonwealth Bank of Australia, 1.08%, 03/17/14 (a) (b)	200,000	198,820
Commonwealth Bank of Australia, 5.00%, 10/15/19 (a)	50,000	51,914
Credit Agricole SA, 5.14% (callable at 100 beginning 02/24/16) (c) (d), GBP	200,000	160,619
Credit Agricole SA, 1.70%, 01/21/14 (a) (b)	400,000	376,324

	Principal Amount ($)	Value ($)
Export-Import Bank of Korea, 4.00%, 01/29/21	200,000	184,857
FCE Bank Plc, 7.13%, 01/16/12, EUR	1,000,000	1,343,096
Fibria Overseas Finance Ltd., 7.50%, 05/04/20	100,000	94,000
Fibria Overseas Finance Ltd., 6.75%, 03/03/21 (a)	200,000	179,000
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	669,198
Goldman Sachs Group Inc., 5.38%, 03/15/20	1,000,000	993,075
Goldman Sachs Group Inc., 6.00%, 06/15/20	3,200,000	3,291,728
HBOS Plc, 6.75%, 05/21/18 (a)	700,000	596,793
HSBC Bank Plc, 4.13%, 08/12/20 (a)	2,000,000	1,980,460
HSBC Bank Plc, 5.00%, 03/20/23 (c), GBP	500,000	744,101
HSBC Finance Corp., 6.68%, 01/15/21 (a)	300,000	294,847
International Lease Finance Corp., 7.13%, 09/01/18 (a)	1,700,000	1,706,375
Intesa Sanpaolo SpA, 2.71%, 02/24/14 (a) (b)	800,000	720,403
IPIC GMTN Ltd., 5.88%, 03/14/21 (a), EUR	200,000	269,959
JPMorgan Chase & Co., 6.00%, 01/15/18	2,000,000	2,227,264
JPMorgan Chase & Co., 6.30%, 04/23/19	2,500,000	2,828,322
JPMorgan Chase Capital XVII, 7.00%, 11/01/39	400,000	401,440
Lazard Group LLC, 6.85%, 06/15/17	500,000	550,550
LBG Capital No.1 Plc, 7.87%, 08/25/20, GBP	1,000,000	1,130,569
LBG Capital No.1 Plc, 7.88%, 11/01/20 (a)	450,000	326,250
Lloyds TSB Bank Plc, 6.38%, 01/21/21	100,000	98,593
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,900,000	2,901,041
Metropolitan Life Global Funding I, 1.14%, 01/10/14 (a) (b)	300,000	299,662
Morgan Stanley, 6.63%, 04/01/18	1,000,000	992,062
Morgan Stanley, 7.30%, 05/13/19	800,000	824,420
Morgan Stanley, 5.50%, 01/26/20	2,850,000	2,616,086
Morgan Stanley, 5.38%, 08/10/20, EUR	100,000	120,116
OJSC Russian Agricultural Bank, 6.30%, 05/15/17	500,000	492,500
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16) (a) (c) (d)	800,000	768,954

See accompanying notes to the Investment Portfolio.

	Principal Amount ($)	Value ($)
Rabobank Nederland NV, 11.00% (callable at 100 beginning 06/30/19) (a) (c) (d)	1,000,000	1,202,500
RCI Banque SA, 2.26%, 04/11/14 (a) (b)	600,000	567,621
Regions Financial Corp., 4.88%, 04/26/13	1,000,000	975,000
Royal Bank of Scotland Plc, 5.63%, 08/24/20	2,000,000	1,931,702
RZD Capital Ltd., 5.74%, 04/03/17	1,300,000	1,293,136
Sberbank, 5.50%, 07/07/15	700,000	689,500
Sberbank Via SB Capital SA, 5.40%, 03/24/17	1,200,000	1,149,000
Shinhan Bank, 4.13%, 10/04/16 (a)	200,000	194,886
SLM Corp., 5.38%, 01/15/13	1,200,000	1,200,055
SLM Corp., 8.45%, 06/15/18	500,000	520,084
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (a)	2,100,000	2,186,698
TNK-BP Finance SA, 7.50%, 03/13/13	1,600,000	1,648,000
TransCapitalInvest Ltd., 8.70%, 08/07/18	2,250,000	2,604,375
UBS AG Stamford, 5.88%, 12/20/17	300,000	308,710
USB Capital IX, 3.50% (callable at 100 beginning 04/15/11) (c) (d)	625,000	440,631
Ventas Realty LP, 3.13%, 11/30/15	100,000	98,842
Wachovia Corp., 5.75%, 02/01/18	800,000	901,350
Wells Fargo Capital XIII, 7.70% (callable at 100 beginning 03/26/13) (c) (d)	2,100,000	2,100,000
White Nights Finance BV, 10.50%, 03/25/14	2,000,000	2,231,600

		73,434,464
Health Care 2.5%
Boston Scientific Corp., 6.40%, 06/15/16	1,200,000	1,341,221
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (b)	158,905	156,344
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (b)	162,148	159,534

	Principal Amount ($)	Value ($)
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (b)	16,723	16,453
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (b)	654,371	643,822
HCA Inc., 8.50%, 04/15/19	2,000,000	2,120,000

		4,437,374
Industrials 0.8%
CSN Islands XI Corp., 6.88%, 09/21/19 (a)	1,100,000	1,157,750
CSN Resources SA, 6.50%, 07/21/20 (a)	200,000	208,500

		1,366,250
Materials 5.4%
Anglo American Capital Plc, 9.38%, 04/08/14 (a)	543,000	630,794
Cliffs Natural Resources Inc., 5.90%, 03/15/20	1,000,000	1,060,779
CSN Resources SA, 6.50%, 07/21/20	500,000	521,250
Dow Chemical Co., 8.55%, 05/15/19	990,000	1,268,150
Georgia-Pacific LLC, 5.40%, 11/01/20 (a)	2,300,000	2,339,827
GTL Trade Finance Inc., 7.25%, 10/20/17	2,000,000	2,090,000
LBI Escrow Corp., 8.00%, 11/01/17 (a)	900,000	969,750
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	200,000	269,154
Teck Resources Ltd., 10.75%, 05/15/19	360,000	447,300

		9,597,004
Telecommunication Services 0.3%
Qtel International Finance Ltd., 4.75%, 02/16/21 (a)	300,000	299,625
Rogers Communications Inc., 7.50%, 03/15/15	179,000	210,966

		510,591
Utilities 2.0%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	400,000	448,000
Consumers Energy Co., 6.70%, 09/15/19	540,000	683,433
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (a)	400,000	414,347
Florida Power Corp., 5.80%, 09/15/17	195,000	232,142
Korea Electric Power Corp., 3.00%, 10/05/15 (a)	1,400,000	1,361,434

See accompanying notes to the Investment Portfolio.

	Principal Amount ($)	Value ($)
NRG Energy Inc., 8.25%, 09/01/20	200,000	189,000
NRG Energy Inc. Term Loan, 2.51%, 05/05/18 (b)	112,500	109,781
NRG Energy Inc. Term Loan, 4.00%, 05/05/18 (b)	87,500	85,385

		3,523,522

Total Corporate Bonds (cost $125,634,979)		124,128,144

Non-U.S. Government Agency Asset-Backed Securities 10.6%
Aircraft Certificate Owner Trust, (2003, 1A, D), 6.46%, 09/20/22 (a) (h)	65,227	63,271
Ally Auto Receivables Trust, (2009, B, A3), 1.98%, 10/15/13 (a)	881,494	887,403
American Airlines Pass-Through Trust, 10.38%, 07/02/19	610,101	665,010
American Airlines Pass-Through Trust (insured by Assured Guaranty Corp.), 7.86%, 04/01/13	1,000,000	1,000,000
Banc of America Funding Corp. REMIC, (2004, A, 1A3), 4.67%, 09/20/34 (b)	952,358	939,049
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 2.76%, 09/25/35 (b)	1,065,000	797,716
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 4A, IO), 3.57%, 05/25/14 (a) (b)	4,737,043	399,015
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 2A, IO), 3.86%, 09/25/37 (a) (b)	5,159,335	513,909
Bayview Financial Acquisition Trust REMIC, (2007, B, 2A1), 0.54%, 08/28/37 (b)	338,624	327,821
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 2.81%, 09/25/34 (b)	756,141	614,039
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	183,151	194,614
Continental Airlines Pass-Through Trust Class A, 9.00%, 07/08/16	1,824,127	2,001,979
Countrywide Alternative Loan Trust REMIC, (2004, 14T2, A4), 5.50%, 08/25/34	75,242	75,248
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A1), 6.00%, 02/25/35	83,489	83,129
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 2.65%, 09/25/34 (b)	1,332,614	1,259,527

	Principal Amount ($)	Value ($)
Credit-Based Asset Servicing and Securitization LLC REMIC, (2006, SC1, A), 0.50%, 05/25/36 (a) (b)	100,202	84,567
Galaxy CLO Ltd., (2005, 4A, A1VB), 0.53%, 04/17/17 (a) (b)	893,207	863,919
GMAC Mortgage Corp. Loan Trust (insured by Financial Guaranty Insurance Co.) REMIC, (2006, HE3, A2), 5.75%, 10/25/36 (b)	262,792	168,947
Holmes Master Issuer Plc, (2011, 1A, A3), 2.68%, 10/15/54 (b), EUR	700,000	931,601
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2), 5.62%, 09/25/36 (a) (b)	130,886	120,787
Nationstar NIM Trust, (2007, A, A), 9.79%, 03/25/37 (a)	22,008	—
Residential Asset Securitization Trust REMIC, (2005, A1, A3), 5.50%, 04/25/35	2,327,201	2,075,314
Truman Capital Mortgage Loan Trust REMIC, (2006, 1, A), 0.49%, 03/25/36 (a) (b)	1,800,837	1,243,326
United Air Lines Inc. 2009-1 Pass-Through Trust, 10.40%, 11/01/16	1,818,241	1,963,700
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 2.58%, 12/25/35	1,320,000	997,306
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	608,830	604,479

Total Non-U.S. Government Agency Asset-Backed Securities (cost $20,223,919)		18,875,676

Government and Agency Obligations 12.6%
Government Securities 8.5%
Sovereign 0.2%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (a)	400,000	413,000
Treasury Inflation Index Securities 0.3%
Australian Government Treasury Inflation Indexed Note, 4.00%, 08/20/20 (e), AUD	300,000	516,879
U.S. Treasury Securities 8.0%
U.S. Treasury Bond, 5.50%, 08/15/28	1,700,000	2,374,422
U.S. Treasury Bond, 4.25%, 11/15/40 (f)	3,300,000	4,172,952
U.S. Treasury Bond, 4.75%, 02/15/41	300,000	409,922
U.S. Treasury Bond, 4.38%, 05/15/41	1,100,000	1,421,068
U.S. Treasury Bond, 3.75%, 08/15/41	2,700,000	3,143,394
U.S. Treasury Note, 2.13%, 08/15/21	2,500,000	2,544,150

		14,065,908
U.S. Government Agency Mortgage-Backed Securities 4.1%
Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	15,102	16,958

See accompanying notes to the Investment Portfolio.

	Principal Amount ($)/ Contracts	Value ($)
Federal National Mortgage Association 4.1%
Federal National Mortgage Association REMIC, 5.00%, 06/25/34	98,589	98,639
Federal National Mortgage Association, 4.50%, 08/01/35	16,752	17,858
Federal National Mortgage Association, 4.00%, 02/01/41	2,981,257	3,128,736
Federal National Mortgage Association, 4.50%, 02/01/41	1,999,999	2,124,478
Federal National Mortgage Association, 4.50%, 05/01/41	1,783,250	1,894,238

		7,263,949

Total Government and Agency Obligations (cost $20,112,700)		22,276,694
Purchased Options 0.0%
Interest Rate Put Swaption, 3 month LIBOR versus 1.25% fixed, Expiration 04/30/12, GSC*	20	578

Total Purchased Options (cost $7,600)		578
Short Term Investments 5.1%
U.S. Treasury Securities 0.7%
U.S. Treasury Bill, 0.01%, 02/23/12 (f)	280,000	279,967
U.S. Treasury Bill, 0.04%, 03/29/12	1,000,000	999,728

		1,279,695

	Principal Amount ($)/ Contracts	Value ($)
Repurchase Agreements 4.4%
Repurchase Agreement with JPM, 0.07% (Collateralized by $7,889,000 Government National Mortgage Association, 2.00%, due 01/09/12, value $7,898,151) acquired on 09/30/2011, due 10/03/2011 at $7,800,015	7,800,000	7,800,000

Total Short Term Investments (cost $9,079,805)		9,079,695

Total Investments - 98.3% (cost $175,059,003)		174,360,787
Total Forward Sales - (1.8%) (proceeds $3,106,406)		(3,144,375)
Other Assets and Liabilities, Net 3.4% (f)		6,074,056

Total Net Assets - 100%		$177,290,468

Forward Sales (1.8)%
U.S. Government Agency Mortgage-Backed Securities 1.8%
Federal National Mortgage Association 1.8%
Federal National Mortgage Association, 4.00%, 10/15/41, TBA (g)	3,000,000	3,144,375

Total Forward Sales (proceeds $3,106,406)		$3,144,375

See accompanying notes to the Investment Portfolio.

Notes to the Investment Portfolio (Unaudited)

*	Swaptions are illiquid investments.
(a)	Rule 144A or Section 4(2) Liquid Security. The Fund’s investment adviser has deemed this security to be liquid based on procedures approved by the Fund’s Board of Directors. As of September 30, 2011, the aggregate value of Rule 144A or Section 4(2) Liquid Securities was $48,433,680 (27.3% of net assets).
(b)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rate as of September 30, 2011.
(c)	Interest rate is fixed until stated call date and variable thereafter.
(d)	Perpetual maturity security.
(e)	Foreign or U.S. Treasury inflation indexed note, par amount is not adjusted for inflation.
(f)	All or a portion of the security or cash pledged as collateral for open futures contracts or swap agreements. Total value of securities or cash pledged as of September 30, 2011 was $971,813.
(g)	Investment purchased on a delayed delivery basis. As of September 30, 2011, the total cost of investment purchased on a delayed delivery basis was $3,106,406.
(h)	Security fair valued in good faith in accordance with the procedures established by the Fund’s Board of Directors. As of September 30, 2011, the value of fair valued securities was $63,271 (0.0% of net assets).

Abbreviations:

AUD - Australian Dollar

BBP - Barclays Bank PLC

BCL - Barclays Capital Inc.

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLO - Collateralized Loan Obligation

CNY - Chinese Yuan

EUR - European Currency Unit (Euro)

GBP - British Pound

GSC - Goldman Sachs & Co.

GSI - Goldman Sachs International

JPM - J.P. Morgan Securities, Inc.

JPY - Japanese Yen

KRW - Korean Won

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

NIM - Net Interest Margin

NOK - Norwegian Krone

REMIC - Real Estate Mortgage Investment Conduit

SGD - Singapore Dollar

TBA - To Be Announced (Securities purchased on a

Delayed delivery basis)

USD - United States Dollar

See accompanying notes to the Investment Portfolio.

Security Valuation - Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the NYSE on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Fund’s Board of Directors (the “Board”). If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value. Forward foreign currency contracts are valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures contracts traded on a liquid exchange are valued at the settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Options traded on a liquid exchange are valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange-traded options are valued at the last bid. Options traded on an illiquid exchange are valued at the most recent bid quotation obtained from a broker/dealer. Non-exchange traded derivatives, including swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, non-exchange traded derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services used to value debt and derivative securities may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued may include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Securities are fair valued based on observable and unobservable inputs including Jackson Fund Services’ (“JFS” or the “Administrator”) own assumptions in determining fair value. Under the procedures adopted by the Board, the Administrator may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

Recent Accounting Pronouncements - In April, 2011, the Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU eliminates the collateral maintenance provision that an entity may use to determine whether a transfer of securities in a repurchase agreement is accounted for as a sale or a secured borrowing. The ASU may cause certain dollar roll transactions that are currently accounted for as purchase and sale to be characterized as a secured borrowing transaction. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-03 will have on the Fund’s financial statement disclosures.

In May 2011, FASB released ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”. ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures. Effective for interim and annual periods beginning after December 15, 2011, entities will need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable or Level 3 fair valuation inputs.

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes exchange-listed prices. Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations of vendor evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, modeled over-the-counter derivatives contracts, and swap agreements valued by pricing services. Level 3 includes valuations determined from significant unobservable inputs including management’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities models. Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued securities or securities for which reliable quotes are not available. There were no significant transfers between Level 1 and Level 2 during the period ended September 30, 2011. The only significant transfer between Level 2 and Level 3 valuations during the period, related to certain mortgage backed securities valued by an approved independent pricing service, that were previously valued using Adviser guidance. Fixed income investments valued by an approved independent pricing service generally are considered a Level 2 valuation. Fixed income investments valued by Adviser guidance generally are considered a Level 3 valuation. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments as of September 30, 2011 by valuation level.

	Assets - Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$124,128,144	$—	$124,128,144
Non-U.S. Government Agency Asset-Backed Securities	—	18,812,405	63,271	18,875,676
Government and Agency Obligations	—	22,276,694	—	22,276,694
Short Term Investments	—	9,079,695	—	9,079,695
Options Purchased	—	578	—	578

Fund Total	$—	$174,297,516	$63,271	$174,360,787

	Liabilities - Investments in Securities
	Level 1	Level 2	Level 3	Total
Government and Agency Obligations	$—	$(3,144,375)	$—	$(3,144,375)

Fund Total	$—	$(3,144,375)	$—	$(3,144,375)

	Assets - Other Financial Instruments†
	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$656,000	$—	$656,000
Interest Rate Swaps	—	86,686	—	86,686
Credit Default Swap Agreements	—	19,759	—	19,759

Fund Total	$—	$762,445	$—	$762,445

	Liabilities - Other Financial Instruments†
	Level 1	Level 2	Level 3	Total
Written Options	$(45,662)	$(273)	$—	$(45,935)
Futures Contracts	(2,615)	—	—	(2,615)
Forward Foreign Currency Contracts	—	(969,778)	—	(969,778)
Interest Rate Swaps	—	(39,711)	—	(39,711)
Credit Default Swap Agreements	—	(643,750)	—	(643,750)

Fund Total	$(48,277)	$(1,653,512)	$—	$(1,701,789)

†

Investments in other financial instruments are derivative instruments not reflected in the Investment Portfolio and include written options, futures contracts, forward foreign currency contracts and swap agreements. Options purchased are included in the investment portfolio. All derivatives are reflected at the unrealized appreciation/(depreciation) on the instrument, except for written options which are reflected at value.

The following table is a rollforward of Level 3 investments by category for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2011:

	Balance at Beginning of Period	Transfers Into Level 3 During the Period	Transfers Out of Level 3 During the Period	Total Realized and Change in Unrealized Gain / (Loss)	Purchases	(Sales)	Balance at End of Period	Change In Unrealized Appreciation / (Depreciation) on Investments Held at End of Period
Non-U.S. Government Agency Asset-Backed Securities	$—	$—	$—	$(1,631)	$90,172	$(25,270)	$63,271	$(1,756)

FASB ASC Topic 815, “Derivatives and Hedging” - This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure that is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk. The objectives, strategies and underlying risks for each instrument are discussed in the following paragraphs.

Futures Contracts - The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective. The Fund used futures contracts to manage its exposure to or hedge against changes in interest rates and as an efficient means of adjusting exposure to certain markets as part of its overall investment strategy. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, there is minimal counterparty risk to the Fund since future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

Schedule of Open Futures Contracts

	Contracts Long	Unrealized Depreciation
90-Day Eurodollar Future, Expiration March 2014	5	$(2,615)

Forward Foreign Currency Contracts - The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund entered into forward foreign currency contracts to minimize foreign currency risk on portfolio securities denominated in foreign currencies and as part of its overall investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of foreign exchange that can be achieved in the future. The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon delivery or receipt of the currency, a realized gain or loss which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the U.S. dollar.

Schedule of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	CAD/USD	10/31/2011	CAD	2,687,000	$2,562,415	$(146,008)
BCL	CHF/USD	10/07/2011	CHF	344,000	379,545	(10,770)
BCL	CNY/USD	11/15/2011	CNY	3,220,353	504,542	(2,344)
BCL	CNY/USD	02/01/2013	CNY	9,363,750	1,472,311	(27,689)
BCL	CNY/USD	08/05/2013	CNY	1,741,964	273,898	(6,566)
BCL	CNY/USD	02/01/2013	CNY	3,781,800	594,632	(5,368)
BCL	EUR/USD	10/19/2011	EUR	220,000	294,711	(23,715)
BCL	EUR/USD	10/19/2011	EUR	1,225,000	1,641,002	(40,721)
GSC	KRW/USD	11/14/2011	KRW	2,488,640,000	2,106,858	(171,282)
GSC	KRW/USD	11/14/2011	KRW	441,980,000	374,176	(35,824)
BCL	MXN/USD	11/18/2011	MXN	8,671,690	622,462	(117,538)
BCL	NOK/USD	10/07/2011	NOK	7,891,000	1,344,067	(115,907)
BCL	SGD/USD	12/09/2011	SGD	3,036,021	2,321,596	(191,978)
BCL	USD/AUD	10/20/2011	AUD	(1,396,000)	(1,347,935)	40,205
BCL	USD/BRL	11/03/2011	BRL	(31,440)	(16,592)	2,431
BCL	USD/CHF	10/07/2011	CHF	(354,000)	(390,579)	20,363
BCL	USD/EUR	10/19/2011	EUR	(61,000)	(81,715)	5,699
BCL	USD/EUR	10/19/2011	EUR	(7,485,000)	(10,026,859)	488,257
BCL	USD/EUR	10/19/2011	EUR	(48,000)	(64,301)	1,851
BCL	USD/EUR	10/19/2011	EUR	(1,090,000)	(1,460,157)	36,107
BCL	USD/EUR	10/19/2011	EUR	(47,000)	(62,961)	1,557
BCL	USD/GBP	12/08/2011	GBP	(1,515,000)	(2,360,984)	57,168

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	USD/JPY	10/17/2011	JPY	(146,978,000)	(1,905,935)	(74,068)
BCL	USD/MXN	11/18/2011	MXN	(28,200)	(2,024)	302
BCL	USD/MXN	11/18/2011	MXN	(35,026)	(2,514)	291
BCL	USD/MXN	11/18/2011	MXN	(222,893)	(15,999)	1,769

					$(3,246,340)	$(313,778)

Options Contracts - The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective. The Fund sold (“wrote”) and purchased options on futures and swaps (“swaptions”) to manage its exposure to and hedge against changes in interest rates, generate income and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. An option contract on an interest rate futures contract is an option, for which a negotiated premium is paid, with an exchange-specified expiration date, to enter into an interest rate futures contract that is exchange-specified in terms of the financial instrument, settlement date, and exercise price. A “put” on an interest rate futures contract requires a writer of the contract to enter into the buy side of the specified interest rate futures contract if a buyer of the put exercises the put before the expiration date. A “call” on an interest rate futures contract requires a writer of the contract to enter into the sell side of the specified interest rate futures contract if a buyer of the call exercises the call before the expiration date. Exercise of the option requires that the writer immediately deposit initial margin on the interest rate futures contract and immediately mark any loss position to the market. Upon exercise of the option, the Fund may immediately enter into an offsetting futures contract with respect to the futures contract that was exercised. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. When the Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.

Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received recorded by the Fund. The primary risks associated with the use of option contracts on futures contracts involve similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. Option contracts entered into by the Fund during the period were traded on public markets that are regulated by the Commodities Futures Trading Commission. Similar to futures contracts, there is minimal counterparty risk to the Fund since the options on futures contracts traded by the Fund were exchange traded and the exchange’s clearing house, as counterparty to all exchange traded options, guarantees the options contracts against default.

Schedule of Written Option Contracts

	Counterparty	Expiration Date	Exercise Price	Contracts	Value
Eurodollar Future Call Option	N/A	06/18/2012	99	12	$(1,725)
Eurodollar Future Call Option	N/A	06/18/2012	100	36	(5,175)
Eurodollar Future Put Option	N/A	06/18/2012	99	12	(6,375)
Eurodollar Future Put Option	N/A	06/18/2012	100	36	(24,525)
Eurodollar Future Put Option	N/A	03/19/2012	99	37	(7,862)
Put Swaption, 3 month LIBOR versus 2.0% fixed*	GSC	04/30/2012	N/A	43	(273)

					$(45,935)

*	Swaptions are illiquid investments.

Summary of Written Options

	Contracts	Premiums
Options outstanding at December 31, 2010	—	$—
Options written during the period	(202)	(73,244)
Options closed during the period	—	—
Options expired during the period	26	3,997

Options outstanding at September 30, 2011	(176)	$(69,247)

Swap Agreements - Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are illiquid investments. If the Fund transacts in swap agreements, they are a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements (“ISDA Master Agreements”) with select counterparties. The ISDA Master Agreements govern transactions in over-the-counter derivative and forward foreign currency contracts and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election of early termination could be material to the financial statements. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific swap agreement.

Swap agreements are marked-to-market daily and change in value is recorded by the Fund as an unrealized gain or loss. Swap premiums paid or received at the beginning of the measurement period which are recorded by the Fund represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are amortized over the life of the swap agreement and recorded as a realized gain or loss upon termination or maturity of the swap agreement. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the unrealized gain or loss recorded by the Fund. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes the value of underlying securities and that the counterparty to the agreements may default on its obligation to perform. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to the swap agreements may disagree as to the meaning of contractual terms in the agreements. The credit risk associated with contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Credit Default Swap Agreements - The Fund may be subject to credit risk in the normal course of pursuing its investment objective. The Fund used credit default swap agreements on corporate issues and sovereign issues to manage credit exposure. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

The Fund can be either a seller or buyer of protection when entering into a credit default swap agreement. As a seller of protection, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap if there is no credit event. As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or other deliverable obligations or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or other deliverable obligations or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, the Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Summary of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate	Expiration Date	Notional Amount[1,5]	Value	Unrealized Appreciation/ (Depreciation)
Credit default swap agreements - sell protection[2]
GSI	Canadian Natural Resources Ltd., 6.25%, 03/15/38	1.47%	1.00%	12/20/2015	$(500,000)	$(9,530)	$(11,018)
GSI	Arcelormittal, 6.13%, 06/01/18	6.39%	1.00%	03/20/2016	(1,600,000)	(309,581)	(250,438)
BBP	People’s Republic of China, 4.75%, 10/29/13	1.92%	1.00%	06/20/2016	(1,800,000)	(73,062)	(100,920)
BBP	Republic of Korea, 4.88%, 09/22/14	2.11%	1.00%	06/20/2016	(2,700,000)	(131,288)	(139,723)
BBP	Federative Republic of Brazil, 12.25%, 03/06/30	1.93%	1.00%	06/20/2016	(2,400,000)	(99,751)	(91,252)
BBP	United Mexican States, 7.50%, 04/08/33	1.93%	1.00%	06/20/2016	(1,200,000)	(49,699)	(50,399)

					$(10,200,000)	$(672,911)	$(643,750)

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate	Expiration Date	Notional Amount[1,5]		Value	Unrealized Appreciation/ (Depreciation)
Credit default swap agreements - purchase protection[3]
GSI	Intesa Sanpaolo SpA, 4.75%, 06/15/17	N/A	1.00%	09/20/2014	EUR	$300,000	$34,780	$19,759

[1]	Notional Amount is stated in USD unless otherwise noted.
[2]

When the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying security comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying security comprising the referenced index.

[3]

When the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[4]

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of the swap agreement

Interest Rate Swap Agreements - The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective. The Fund entered into interest rate swap agreements to hedge against the risk that the value of its fixed rate bond investments would decrease/increase as interest rates rise/fall and to manage interest rate and yield curve exposures and as a substitute for investment in physical securities. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

The Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Schedule of Interest Rate Swaps

Counterparty	Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Unrealized Appreciation / (Depreciation)
BBP	Brazil Interbank Rate	Paying	12.51%	01/02/2014	BRL	3,000,000	$47,252
BBP	Brazil Interbank Rate	Paying	12.51%	01/02/2014	BRL	3,000,000	39,434
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	2,000,000	(3,856)
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	3,000,000	(5,293)
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	22,000,000	(30,562)

							$46,975

[1]	Notional Amount is stated in USD unless otherwise noted.

Income Tax Information - At September 30, 2011, the aggregate cost of investment securities for income tax purposes was $175,136,905. Net unrealized depreciation aggregated to $776,118, of which $4,873,539 related to appreciated investment securities and $5,649,657 related to depreciated investment securities.

For additional information on the Fund’s policies regarding investments and other significant accounting matters, please refer to the Fund’s most recent annual or semi-annual report.

Item 2.	Controls and Procedures.

(a)	The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-Q, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)	There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/S/ MARK D. NERUD
Mark D. Nerud President and Principal Executive Officer

Date:	November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ MARK D. NERUD
Mark D. Nerud President and Principal Executive Officer

Date:	November 23, 2011

By:	/S/ DANIEL W. KOORS
Daniel W. Koors Treasurer and Principal Financial Officer

Date:	November 23, 2011

Exhibit List

Exhibit 3(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 3(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.